Exhibit 10.27

                    Property Management Agreement Subcontract

         This Property Management Agreement Subcontract (the "Agreement") is made as of July 24, 1998 by and among Apple REIT II Limited Partnership, a Virginia limited partnership trading as Emerald Oaks Apartments ("Apple"), Apple Residential Management Group, Inc., a Virginia corporation ("ARMG"), and Cornerstone Realty Income Trust, Inc., a Virginia corporation ("Cornerstone") and provides:

                                    RECITALS

A. As of the date of this Agreement, Apple and ARMG are parties to a Property Management Agreement more particularly described on Exhibit A hereto pursuant to which ARMG has agreed to provide certain property management services to Apple, as more particularly described in such agreement (the "Property Management Agreement").

B. ARMG desires to delegate and assign to Cornerstone, and Cornerstone desires to accept the delegation and assignment from ARMG of, all of ARMG's duties, obligations, rights, powers and benefits under the Property Management Agreement attributable to the period beginning on the date of this Agreement, and Apple is willing to consent to such delegation and assignment, as more particularly set forth below.

         NOW  THEREFORE,  in  consideration  of the  foregoing,  of  the  mutual
covenants  and  agreements   contained  herein,  and  other  good  and  valuable
consideration, the parties agree as follows:

1. ARMG does hereby delegate and assign to Cornerstone all of ARMG's duties, obligations, rights, powers and benefits under the Property Management Agreement (including any renewal or extension thereof) attributable to the period beginning on the date of this Agreement. Cornerstone accepts such delegation and assignment. The intent of such delegation and assignment is to impose upon Cornerstone all duties and obligations of ARMG under the terms of the Property Management Agreement attributable to the period beginning on the date of this Agreement, and to confer upon Cornerstone all of the correlative rights, powers and benefits (including without limitation, the right to receive all fees and expense reimbursements) conferred by or provided for in the Property Management Agreement, and this Agreement shall be interpreted and construed consistently with such intent. For so long as this Agreement remains in effect, the term "Manager," as used in the Property Management Agreement as to which the delegation and assignment described herein is effective shall be deemed to refer to Cornerstone, unless the context clearly requires otherwise.

2.       Apple consents to the delegation and assignment  referred to in Section
         1.

3. Cornerstone may, by written notice delivered to ARMG and Apple at 306 East Main Street, Richmond, Virginia 23219, Attention: Glade M. Knight, terminate the delegation and assignment described herein as to the Property Management Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first written above.

                                       APPLE REIT II LIMITED PARTNERSHIP,
                                          a Virginia limited partnership
                                       By:  Apple General, Inc., General Partner


                                       By:    /s/  Stanley J. Olander, Jr.
                                              ----------------------------------
                                       Title:       Vice President
                                              ----------------------------------


                                       APPLE RESIDENTIAL MANAGEMENT
                                          GROUP, INC., a Virginia corporation


                                       By:    /s/  Stanley J. Olander, Jr.
                                              ----------------------------------
                                       Title:       Vice President
                                              ----------------------------------


                                       CORNERSTONE REALTY INCOME TRUST,
                                          INC., a Virginia corporation


                                       By:   /s/  Stanley J. Olander, Jr.
                                              ----------------------------------
                                       Title:      Chief Financial Officer
                                              ----------------------------------



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


                                    Exhibit A

                  Description of Property Management Agreement
                             between Apple and ARMG

Property Management Agreement dated as of July 24, 1998 pertaining to Emerald Oaks Apartments.



















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